As filed with the Securities and Exchange Commission on September 1, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 31, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255		28255
(Address of principal executive offices)		(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 5.03 of this Report is incorporated by reference into this Item 3.03.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 31, 2011, Bank of America Corporation (the “Registrant”) filed with the Secretary of State of the State of Delaware a Certificate of Designations (the “Certificate of Designations”) for the purposes of amending its Amended and Restated Certificate of Incorporation to establish the terms of the Registrant’s 6% Cumulative Perpetual Preferred Stock, Series T (the “Preferred Stock”), having a liquidation value of $100,000 per share. The terms of the Preferred Stock are more fully described in Item 8.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2011, which is incorporated by reference herein, and in the Certificate of Designations attached hereto as Exhibit 3.1, which is incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

On September 1, 2011, the Registrant closed its previously announced sale to Berkshire Hathaway Inc. (the “Closing”) of (1) 50,000 shares of Preferred Stock, and (2) a warrant (the “Warrant”) to purchase 700,000,000 shares of the Registrant’s common stock, for an aggregate purchase price of $5.0 billion in cash. The terms of the Warrant are more fully described in Item 8.01 of the Registrant’s Current Report on Form 8-K filed with the SEC on August 25, 2011, which is incorporated by reference herein, and in the form of Warrant filed as Annex B of Exhibit 1.1 to such Current Report, which is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Certificate of Designations with respect to the 6% Cumulative Perpetual Preferred Stock, Series T

4.1	Warrant to purchase 700,000,000 shares of Common Stock (form of Warrant filed as Annex B of Exhibit 1.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 25, 2011 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated: September 1, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Certificate of Designations with respect to the 6% Cumulative Perpetual Preferred Stock, Series T

4.1	Warrant to purchase 700,000,000 shares of Common Stock (form of Warrant filed as Annex B of Exhibit 1.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 25, 2011 and incorporated herein by reference)